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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 28, 2003.

                            Capital One Funding, LLC
                                  on behalf of

                     Capital One Multi-asset Execution Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Virginia                       333-75276                                  54-2058720
-------------------------------       ------------------------             ------------------------------------
(State or Other Jurisdiction of       (Commission File Number)             (IRS Employer Identification Number)
           Incorporation)

                140 East Shore Drive
                      Room 1048                                        23059
                                                                     ----------
                 Glenn Allen, Virginia                               (Zip Code)
       ---------------------------------------
       (Address of Principal Executive Office)

        Registrant's telephone number, including area code (804) 967-1000



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On May 28, 2003, the Capital One Multi-asset Execution Trust issued its Class C(2003-1) Notes.

                  On June 4, 2003, the Capital One Multi-asset Execution Trust issued its Class C(2003-2) Notes.

Item 6.           Not Applicable.

Item 7.           Exhibits.

                  The following is filed as Exhibits to this Report under
                  Exhibit 4.

         Exhibit 4.1    Class C(2003-1) Terms Document dated as of May 28, 2003.

         Exhibit 4.2    Class C(2003-2) Terms Document dated as of June 4, 2003.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

Item 10.          Not Applicable.

Item 11.          Not Applicable.

Item 12.          Not Applicable.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Capital One Funding, LLC as Beneficiary and Transferor of and on behalf of the Capital One Multi-asset Execution Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CAPITAL ONE MULTI-ASSET EXECUTION
                                   TRUST

                               By: CAPITAL ONE FUNDING, LLC, as
                                   Beneficiary and Transferor of the Capital One Multi-asset Execution Trust

June 4, 2003                   By:  /s/ Jeffery A. Elswick
                                    ----------------------
                                    Name:  Jeffery A. Elswick
                                    Title: President, Chief Executive Officer

                                        3

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                                  EXHIBIT INDEX


Exhibit                             Description

Exhibit 4.1   Class C(2003-1) Terms Document dated as of May 28, 2003.

Exhibit 4.2   Class C(2003-2) Terms Document dated as of June 4, 2003.

                                        4